Events after the balance sheet date	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Events After The Balance Sheet Date
26. Events after the balance sheet date

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.
Dividend
On 10 February 2022, Unilever announced a quarterly dividend with the 2021 fourth-quarter results of £0.3602 per PLC ordinary share. The total value of the announced dividend is €1,137 million.
Organisational model
On 25 January 2022, Unilever announced changes to its organisational model to make it simpler and more category focused. The company will move away from its current matrix structure and will be organised around five distinct Business Groups: Beauty & Wellbeing, Personal Care, Home Care, Nutrition, and Ice Cream. Each Business Group will be fully responsible and accountable for their strategy, growth, and profit delivery globally. We expect the new structure to be fully operational from the middle of the year. All costs related to setting up the new organisation will be managed within the existing restructuring investment plans of €2 billion across 2021 and 2022.
Debt issuance
On 23 February 2022, Unilever issued £300 million 2.125% notes maturing in 2028, €500 million 0.75% notes maturing in 2026 and €650 million 1.25% notes maturing in 2031.